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                                                                   Exhibit 4.4

                             RURAL/METRO CORPORATION

                                  $150,000,000
                          7 7/8% Senior Notes due 2008
              Unconditionally Guaranteed by the Signatories Hereto


                          REGISTRATION RIGHTS AGREEMENT


                                                                  March 11, 1998


BEAR, STEARNS & CO. INC.
SALOMON BROTHERS INC
SBC WARBURG DILLON READ INC.
FIRST UNION CAPITAL MARKETS
c/o Bear, Stearns & Co. Inc.
      245 Park Avenue, 3rd Floor
      New York, NY  10167

Ladies and Gentlemen:

         Rural/Metro Corporation, a Delaware corporation (the "Issuer"), proposes to issue and sell to Bear, Stearns & Co. Inc. ("Bear Stearns"), Salomon Brothers Inc, SBC Warburg Dillon Read Inc. and First Union Capital Markets, a division of Wheat First Securities, Inc., (collectively, the "Initial Purchasers"), upon the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement"), $150,000,000 aggregate principal amount of its 7 7/8% Senior Notes Due 2008 (the "Initial Securities") to be unconditionally guaranteed by the guarantor subsidiaries of the Issuer signatories hereto (the "Guarantors" and together with the Issuer, the "Company"). The Initial Securities will be issued pursuant to an Indenture, dated as of March 16, 1998, (the "Indenture") among the Issuer, the Guarantors named therein and The First National Bank of Chicago (the "Trustee"). As an inducement to the Initial Purchasers, the Company agrees with the Initial Purchasers, for the benefit of the holders of the Initial Securities (including, without limitation, the Initial Purchasers), of the Exchange Securities (as defined below in Section 1) and of the Private Exchange Securities (as defined below in Section 1) (collectively the "Holders"), as follows:


         1. Registered Exchange Offer. The Company shall, at its own cost, prepare and, not later than 45 days after (or if the 45th day is not a business day, the first business day thereafter) the date of original issue of the Initial Securities (the "Issue Date"), file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Exchange Offer Registration
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Statement") on an appropriate form under the Securities Act of 1933, as amended
(the "Securities Act"), with respect to a proposed offer (the "Registered Exchange Offer") to the Holders of Transfer Restricted Securities (as defined in
Section 6(e) hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt securities (the "Exchange Securities") of the Company issued under the Indenture and identical in all material respects to the Initial Securities (except for the transfer restrictions relating to the Initial Securities and the provisions relating to the matters described in Section 6 hereof) that would be registered under the Securities Act. The Company shall use its best efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act within 90 days (or if the 90th day is not a business day, the first business day thereafter) after the Issue Date of the Initial Securities and shall keep the Exchange Offer Registration Statement effective for not less than 30 business days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period").

         If the Company effects the Registered Exchange Offer, the Company will be entitled to close the Registered Exchange Offer 30 business days after the commencement thereof provided that the Company has accepted all the Initial Securities theretofore validly tendered in accordance with the terms of the Registered Exchange Offer.

         Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities, from and after their receipt, without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

         The Company acknowledges that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing the information set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and (c) Annex C hereto in the "Plan of Distribution" section of such prospectus in


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connection with a sale of any such Exchange Securities received by such
Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) an Initial Purchaser that elects to sell Exchange Securities acquired in exchange for Initial Securities constituting any portion of an unsold allotment is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

         The Company shall use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or an Initial Purchaser, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers and the Initial Purchasers have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Company shall make such prospectus, and any amendment or supplement thereto, available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

         If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (the "Private Exchange") for the Initial Securities held by such Initial Purchaser, a like principal amount of debt securities of the Company issued under the Indenture and identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States, but excluding provisions relating to the matters described in Section 6 hereof) to the Initial Securities (the "Private Exchange Securities"). The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the "Securities."

         In connection with the Registered Exchange Offer, the Company shall:

                  (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (b) keep the Registered Exchange Offer open for not less than 30 business days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

                  (c) utilize the services of a depositary for the Registered


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         Exchange Offer with an address in the Borough of Manhattan, The City of
         New York, which may be the Trustee or an affiliate of the Trustee;

                  (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

                  (e) otherwise comply with all applicable laws.

         As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Company shall:

                  (x) accept for exchange all the Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

                  (y) deliver to the Trustee for cancellation all the Initial Securities so accepted for exchange; and

                  (z) cause the Trustee to authenticate and deliver promptly to each Holder of the Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

         The Indenture will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

         Interest on each Exchange Security and Private Exchange Security will accrue from (A) the later of (i) the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or
(ii) if the Initial Securities are surrendered for exchange on a date in a period which includes the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date or (B) if no interest has been paid on the Initial Securities, from the Issue Date.

         Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the


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extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

         Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, together with any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         2. Shelf Registration. If, (i) because of applicable law, Commission policy, or applicable interpretations by the staff of the Commission, the Company is not permitted to effect a Registered Exchange Offer, as contemplated by Section 1 hereof, or (ii) any holder of Transfer Restricted Securities notifies the Company prior to the 20th day following consummation of the Registered Exchange Offer that (a) it is prohibited by law or Commission policy from participating in the Registered Exchange Offer or (b) that it may not resell the Exchange Securities acquired by it in the Registered Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or (c) that it is a broker-dealer and owns Initial Securities acquired directly from the Company or an affiliate of the Company, the Company shall take the following actions:

                  (a) The Company shall, at its cost, use its best efforts to, within 30 days after so required or requested pursuant to this Section 2, file with the Commission and thereafter shall use its best efforts to cause to be declared effective a registration statement (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, a "Registration Statement") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 6(e) hereof) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "Shelf Registration"); provided, however, that no Holder (other than an


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         Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

                  (b) The Company shall use its best efforts to (i) cause the Shelf Registration Statement to be declared effective under the Securities Act within 90 days after the filing obligation with respect thereto arises; and (ii) subject to Section 6(b) below, keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 3(j) below) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are no longer restricted securities (as defined in Rule 144 under the Securities Act, or any successor rule thereof). Subject to Section 6(b), the Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless the Company believes in good faith that such action is required by applicable law.

                  (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3. Registration Procedures. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

                  (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Company shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as such


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         Initial Purchaser reasonably may propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by an Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include the names of the Holders, who propose to sell Securities pursuant to the Shelf Registration Statement, as selling securityholders.

                  (b) The Company shall give written notice to the Initial Purchasers, the Holders of the Securities and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                           (i) when the Registration Statement or any amendment
                  thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                           (ii) of any request by the Commission for amendments
                  or supplements to the Registration Statement or the prospectus included therein or for additional information;

                           (iii) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;


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                           (iv) of the receipt by the Company or its legal
                  counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (v) of the happening of any event that requires the
                  Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

                  (c) The Company shall make every reasonable effort to obtain the withdrawal, at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

                  (d) The Company shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                  (e) The Company shall deliver to each Exchanging Dealer and each Initial Purchaser, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Initial Purchaser or any such Holder requests, all exhibits thereto (including those incorporated by reference).

                  (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

                  (g) The Company shall deliver to each Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus


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         included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by any Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

                  (h) Prior to any public offering of the Securities, pursuant to any Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

                  (i) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

                  (j) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through
         (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of


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         such prospectus, and the period of effectiveness of the Shelf
         Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j).

                  (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

                  (l) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

                  (m) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                  (n) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

                  (o) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as any Holder of the Securities shall


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         reasonably request in writing in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

                  (p) In the case of any Shelf Registration, the Company shall
         (i) make reasonably available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in
         Section 4 hereof.

                  (q) In the case of any Shelf Registration, the Company, if requested by any Holder of Securities covered thereby, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(o) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable Securities; the absence of material legal or governmental proceedings involving the Company and its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the applicable Securities, or any agreement of the type referred to in Section 3(o) hereof; the compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein of an untrue statement of a material fact or the omission


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         to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)); (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

                  (r) In the case of the Registered Exchange Offer, if requested by any Initial Purchaser or any known Participating Broker-Dealer, the Company shall cause (i) its counsel to deliver to such Initial Purchaser or such Participating Broker-Dealer a signed opinion respecting the matters set forth in Exhibit A of the Purchase Agreement with such changes as are customary in connection with the preparation of a Registration Statement and (ii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Registration Statement to deliver to such Initial Purchaser or such Participating Broker-Dealer a comfort letter in substantially the form delivered in
         Section 8(g) of the Purchase Agreement, with appropriate date changes.

                  (s) If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or caused to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

                  (t) The Company will use its best efforts to (a) if the Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the Securities covered by a Registration Statement, or (b) if the Initial Securities were not previously rated, cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by Holders of a majority in aggregate principal amount of Securities covered by such Registration Statement, or by the managing underwriters, if any.

                  (u) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

                  (v) The Company shall cause all Securities covered by any Registration Statement to be listed on each securities exchange on which any Securities are listed.

                  (w) The Company shall use its best efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

         4.       Registration Expenses.

                  (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company regardless of whether a Registration Statement is filed or becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchasers or Holder with the NASD (and, if applicable, the reasonable fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses associated with compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Securities to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and, subject to Section 4(b) below, the Holders of Transfer Restricted Securities;
(v) all application and filing fees in connection with listing Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof, if Securities are so listed; and (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

         The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

                  (b) In connection with any Registration Statement required by this Agreement, the Company will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Morrison & Foerster LLP or such other counsel as may be chosen by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

         5.       Indemnification.

                  (a) The Company agrees to indemnify and hold harmless the Initial Purchasers, each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof as incurred (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities and including reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and in enforcing this indemnification, and any and all amounts paid in settlement of any claim or litigation) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party under any other agreement or under applicable law. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

                  (b) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; provided, however, that in no case shall any Holder be liable or responsible for any amount in excess of the dollar amount of the proceeds received by such Holder upon the sale of the Securities giving rise to such indemnification obligation. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons under any other agreement or under applicable law.

                  (c) Promptly after receipt by an indemnified party under this
Section 5(a) or (b) of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof except to the extent set forth below the indemnifying party will not be liable to such indemnified party under this
Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                  (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding any other provision of this Section 5(d), no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

                  (e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         6.       Liquidated Damages.

                  (a) If (i) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (iii) the Registered Exchange Offer has not been consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective, (each such event referred to in clauses (ii) through (iv), a "Registration Default"), the Company agrees to pay liquidated damages ("Liquidated Damages") to each Holder of Transfer Restricted Securities with respect to the first 90-day period immediately following the occurrence of the first Registration Default, in an amount equal to one-half of one percentage point (0.5%) per annum of the principal amount of Transfer Restricted Securities held by such Holder. The amount of the Liquidated Damages shall increase by an additional one-half of one percent (0.5%) per annum of the principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of one and one-half percent (1.5%) per annum of the principal amount of Transfer Restricted Securities held by such Holder. All accrued Liquidated Damages shall be paid by the Company on each Interest Payment Date (as defined in the Indenture) to each Holder of a Global Note (as defined in the Indenture) by wire transfer of immediately available funds or by federal funds check and to Holders of Certificated Securities by wire transfers to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified, on each Interest Payment Date, as provided for in the Indenture. The filing of a Registration Statement after the date specified for such filing, the declaration of effectiveness of a Registration Statement after the Effectiveness Target Date or the consummation of the Registered Exchange Offer at any time, as appropriate, shall constitute a cure of the related Registration Default. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of liquidated damages with respect to such Transfer Restricted Securities will cease.

                  (b) All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

                  (c) For the purposes of this Agreement, a Registration Statement or the related prospectus ceases to be usable when either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

                  (d) Any amounts of liquidated damages due pursuant to Section 6(a) above will be determined by multiplying the applicable rate by the principal amount of the Securities, multiplied by a fraction, the numerator of which is the number of days such liquidated damage rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

                  (e) "Transfer Restricted Securities" means each Security until
(i) the date on which such Transfer Restricted Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of an Initial Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Initial Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Initial Security is distributed to the public pursuant to Rule 144 under the Securities Act.

         7. Rules 144 and 144A. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Initial Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Initial Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Initial Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Company by the Initial Purchasers upon request. Upon the request of any Holder of Initial Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

         8. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering; provided, however, that such Managing Underwriters shall be reasonably satisfactory to the Company, it being understood that Bear Stearns shall be deemed reasonably satisfactory to the Company.

         No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         9.       Miscellaneous.

                  (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                  (1) if to a Holder of the Securities, at the most current address given by such Holder to the Company.

                  (2) if to the Initial Purchasers, at the following address:

                           Bear, Stearns & Co. Inc.
                           245 Park Avenue, 3rd Floor
                           New York, New York  10167
                           Telecopy No.:  (212) 272-3092
                           Attention:  Corporate Finance Group

         with a copy to:

                           Morrison & Foerster LLP
                           19900 MacArthur Boulevard, 12th Floor
                           Irvine, California  92612
                           Telecopy No.:  (714) 251-0900
                           Attention:  Tamara Powell Tate, Esq.

                  (3)      if to the Company, at its address as follows:

                           Rural/Metro Corporation
                           8401 East Indian School Road
                           Scottsdale, Arizona  85251
                           Telecopy No.:  (602) 994-3886
                           Attention:  Chief Financial Officer

         with a copy to:

                           O'Connor, Cavanagh, Anderson,
                               Killingsworth & Beshears
                           One E. Camelback, Suite 1100
                           Phoenix, Arizona  85012
                           Telecopy No.:  (602) 263-2900
                           Attention:  Jean E. Harris

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

                  Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

                  (c) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof. The Company will take no action with respect to the Securities that would materially and adversely affect the ability of the Holders to consummate any Exchange Offer.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  (h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (i) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  (k) Remedies. The Company agrees that monetary damages (including the Liquidated Damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.


                           [Intentionally left blank]

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Issuer a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers, the Issuer and the Guarantors in accordance with its terms.

                                Very truly yours,


                                RURAL/METRO CORPORATION



                                By:  /s/ Mark E. Liebner
                                   -----------------------------------
                                   Name:
                                   Title:

                                    AID AMBULANCE AT VIGO COUNTY, INC.
                                    an Indiana corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    AMBULANCE TRANSPORT SYSTEMS, INC.
                                    a New Jersey corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    AMERICAN LIMOUSINE SERVICE, INC.
                                    an Ohio corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    ARROW AMBULANCE, INC.
                                    an Idaho corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    BEACON TRANSPORTATION, INC.
                                    a New York corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    CITY WIDE AMBULANCE SERVICE, INC.
                                    an Ohio corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    CORNING AMBULANCE SERVICE INC.
                                    a New York corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    DONLOCK, LTD.
                                    a Pennsylvania corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    E.M.S. VENTURES, INC.
                                    a Georgia corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    EMS VENTURES OF SOUTH CAROLINA, INC.
                                    a South Carolina corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    EASTERN AMBULANCE SERVICE, INC.
                                    a Nebraska corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    EASTERN PARAMEDICS, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    GOLD CROSS AMBULANCE SERVICES, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    GOLD CROSS AMBULANCE SERVICES OF PA., INC.
                                    an Ohio corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    KEEFE & KEEFE, INC.
                                    a New York corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    KEEFE & KEEFE AMBULETTE, LTD.
                                    a New York corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    LASALLE AMBULANCE INC.
                                    a New York corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    MEDI-CAB OF GEORGIA, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    MEDICAL EMERGENCY DEVICES AND
                                    SERVICES (MEDS), INC.
                                    an Arizona corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    MEDICAL TRANSPORTATION SERVICES, INC.
                                    a South Dakota corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    MEDSTAR EMERGENCY MEDICAL SERVICES, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    MERCURY AMBULANCE SERVICE, INC.
                                    a Kentucky corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    METRO CARE CORP.
                                    an Ohio corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    MO-RO-KO, INC.
                                    an Arizona corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    MULTI CAB INC..
                                    a New Jersey corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    MULTI-CARE INTERNATIONAL, INC.
                                    a New Jersey corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    MULTI-CARE MEDICAL CAR SERVICE, INC.
                                    a New Jersey corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    MULTI-HEALTH CORP.
                                    a Florida corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    MYERS AMBULANCE SERVICE, INC.
                                    an Indiana corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    NATIONAL AMBULANCE & OXYGEN
                                    SERVICE, INC.
                                    a New York corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    NORTH MISS. AMBULANCE SERVICE, INC.
                                    a Mississippi corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    PHYSICIANS AMBULANCE SERVICE, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    PROFESSIONAL MEDICAL SERVICES, INC.
                                    an Arkansas corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    RISC AMERICA ALABAMA
                                    FIRE SAFETY SERVICES, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    R/M MANAGEMENT CO., INC.
                                    an Arizona corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    R/M OF MISSISSIPPI, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    R/M OF TENNESSEE G.P., INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    R/M OF TENNESSEE L.P., INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    R/M OF TEXAS G.P., INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    R/M PARTNERS, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RMC CORPORATE CENTER, L.L.C.
                                    an Arizona limited liability company

                                    By: RURAL/METRO CORPORATION,
                                        an Arizona corporation
                                        Its Member

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    RURAL/METRO ARGENTINA, L.L.C.
                                    an Arizona limited liability company

                                    By: RURAL/METRO INTERNATIONAL, INC.
                                        a Delaware corporation
                                        Its Member

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO BRASIL, L.L.C.
                                    an Arizona corporation

                                    By: RURAL/METRO INTERNATIONAL, INC.
                                        a Delaware corporation
                                        Its Member

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO CANADIAN HOLDINGS, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO COMMUNICATIONS
                                    SERVICES, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    RURAL/METRO CORPORATION
                                    an Arizona corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    RURAL/METRO CORPORATION OF FLORIDA
                                    a Florida corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO CORPORATION OF
                                    TENNESSEE
                                    a Tennessee corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO FIRE DEPT., INC.
                                    an Arizona corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO INTERNATIONAL, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    RURAL/METRO MID-ATLANTIC, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF ALABAMA, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF ARGENTINA, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF ARKANSAS, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF ARLINGTON, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF BRASIL, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    RURAL/METRO OF CALIFORNIA, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF CENTRAL ALABAMA, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF CENTRAL OHIO, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF GEORGIA, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF INDIANA, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    RURAL/METRO OF INDIANA, L.P.
                                    a Delaware limited partnership

                                    By: THE AID AMBULANCE COMPANY, INC.
                                        a Delaware corporation
                                        Its General Partner

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF INDIANA II., L.P.
                                    a Delaware corporation

                                    By: THE AID AMBULANCE COMPANY, INC.
                                        a Delaware corporation
                                        Its General Partner

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF KENTUCKY, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF MISSISSIPPI, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF NEBRASKA, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    RURAL/METRO OF NEW YORK, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF NORTH FLORIDA, INC.
                                    a Florida corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF OHIO, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF OREGON, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF ROCHESTER, INC.
                                    a New York corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    RURAL/METRO OF SAN DIEGO, INC.
                                    a California corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF SOUTH CAROLINA, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF SOUTH DAKOTA, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF TENNESSEE, L.P.
                                    a Delaware limited partnership

                                    By: R/M OF TENNESSEE, G.P., INC.,
                                        a Delaware corporation
                                        Its General Partner

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO OF TEXAS, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    RURAL/METRO OF TEXAS, L.P.
                                    a Delaware limited partnership

                                    By: R/M OF TEXAS G.P., INC.
                                        a Delaware corporation
                                        Its General Partner

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    RURAL/METRO PROTECTION SERVICES, INC.
                                    an Arizona corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:______________________________
                                     Title:  ______________________________


                                    RURAL/METRO TEXAS HOLDINGS, INC.
                                    a Delaware corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    SW GENERAL, INC.
                                    an Arizona corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                   SIOUX FALLS AMBULANCE, INC.
                                   a South Dakota corporation

                                            /s/ Mark E. Liebner
                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    SOUTH GEORGIA EMERGENCY
                                    MEDICAL SERVICES, INC.
                                    a Georgia corporation


                                            /s/ Mark E. Liebner
                                     By: _________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    SOUTHWEST AMBULANCE OF CASA
                                    GRANDE, INC.
                                    an Arizona corporation


                                            /s/ Mark E. Liebner
                                     By: _________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    SOUTHWEST AMBULANCE OF
                                    SOUTHEASTERN ARIZONA, INC.
                                    an Arizona corporation


                                            /s/ Mark E. Liebner
                                     By: _________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    SOUTHWEST AMBULANCE OF TUCSON, INC.
                                    an Arizona corporation


                                            /s/ Mark E. Liebner
                                     By: _________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    SOUTHWEST GENERAL SERVICES, INC.
                                    an Arizona corporation


                                            /s/ Mark E. Liebner
                                     By: _________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    THE AID AMBULANCE COMPANY, INC.
                                    a Delaware corporation


                                            /s/ Mark E. Liebner
                                     By: _________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    THE AID COMPANY, INC.
                                    an Indiana corporation


                                            /s/ Mark E. Liebner
                                     By: _________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    THE WESTERN NEW YORK EMERGENCY
                                    MEDICAL SERVICES TRAINING INSTITUTE INC.
                                    a New York corporation


                                            /s/ Mark E. Liebner
                                     By: _________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    TOWNS AMBULANCE SERVICE, INC.
                                    a New York corporation


                                            /s/ Mark E. Liebner
                                     By: _________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    UNITED MEDICAL SERVICES, INC.
                                    a Washington corporation


                                            /s/ Mark E. Liebner
                                     By: _________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                    VALLEY FIRE SERVICE, INC.
                                    a Delaware corporation


                                            /s/ Mark E. Liebner
                                     By: _________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                    W & W LEASING COMPANY, INC.
                                    an Arizona corporation


                                            /s/ Mark E. Liebner
                                     By: _________________________________
                                     Name:________________________________
                                     Title:_______________________________

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

Acting on behalf of itself and as the Representative of the Initial Purchasers

BEAR, STEARNS & CO. INC.



By:____________________________________
   Name:
   Title:

                                                                         ANNEX A


         Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B


         Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C


                              PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for
use in connection with any such resale. In addition, until             , 1998,
all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.(1)

         The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

-----------
(1) In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

                                                                         ANNEX D


         CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:  _____________________________________________
                  Address: ___________________________________________
                  ____________________________________________________


         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.